SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549



                       ______________________

                             FORM 8-K



                          CURRENT REPORT



                  Pursuant to Section 13 or 15(d) of
                 the Securities Exchange Act of 1934



                          Date of Report
                  (Date of earliest event reported)
                          August 1, 1994



                      UNION CARBIDE CORPORATION
        (Exact name of registrant as specified in its charter)



                               New York
            (State or other jurisdiction of incorporation)



        1-1463                               13-1421730
(Commission File Number)          (IRS Employer Identification No.)



    39 Old Ridgebury Rd, Danbury, CT            06817-0001
(Address of principal executive offices)        (Zip code)



                  Registrant's telephone number,
                including area code 203-794-2000






Item 5.  OTHER EVENTS.


See Union Carbide Corporation press release dated
August 1, 1994 accompanying this report as Exhibit 99.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits.

             99.  Press release, dated August 1, 1994.









Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:  August 3,1994



                                        UNION CARBIDE CORPORATION



                                        By    JOHN MACDONALD
                                               J. Macdonald
                                               Assistant Secretary




                             EXHIBIT INDEX



Exhibit

99.       Press Release, dated August 1, 1994.